                                                                   EXHIBIT 10.16


                            SHAREHOLDERS' AGREEMENT
                            -----------------------


     THIS SHAREHOLDERS' AGREEMENT (this "Agreement"), dated as of December 1, 1994, is by and between BLUE RHINO CORPORATION, a Delaware corporation (the "Corporation"), the persons and entities identified on Schedule 1 attached hereto (the "Investors"), and the persons identified on Schedule 2 attached hereto (the "Management Stockholders").

                                   RECITALS
                                   --------

     A. The Investors have agreed to purchase the Series A Preferred Securities (as defined in Section 1 below) pursuant to that certain Series A Securities Purchase Agreement dated as of an even date herewith (the "Securities Purchase Agreement") provided that the parties hereto enter into this Agreement.

     B. To induce the Investors to purchase the Series A Preferred Securities, the Corporation and the Management Stockholders deem it desirable to enter into this Agreement.

                                  AGREEMENTS
                                  ----------

     In consideration of the recitals and the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions.

     "Commission" means the Securities and Exchange Commission.

     "Common Shares" means the shares of Common Stock which have not been sold to the public (i) pursuant to a registration statement declared effective by the Commission, or (ii) pursuant to Rule 144 promulgated by the Commission under the Securities Act. For the purposes of this Agreement, any Holder will be deemed to own, in addition to any Common Shares such Holder actually owns, any Common Shares which would then be directly or indirectly issuable upon the conversion or exercise (whether nor not then convertible or exercisable) of any other Securities owned by such Holder and such other Securities shall be deemed to represent such Common Shares.

     "Common Stock" means the Common Stock, par value $0.001 per share, of the Corporation.

     "Holder" is any holder (or deemed holder) of Securities who is a party to this Agreement (or becomes a party hereto pursuant to Section 14 hereof) or is a successor or assign or subsequent holder contemplated by Section 19 hereof.

     "Management Securities" means, at any time, (i) Securities then held by Management Stockholders, (ii) Securities that were on or after the date hereof held by a Management Stockholder but are then held by (A) a successor or assign of such Management Stockholder (other than an Investor) or (B) a subsequent Holder (other than an Investor), and (iii) Securities that were issued as, or upon conversion or exercise of other Securities issued as, a dividend or other distribution with respect to or in replacement of other Management Securities and are then held by (1) a Management Stockholder, (2) a successor or assign of such Management Stockholder (other than an Investor) or (3) a subsequent Holder (other than an Investor); provided, however, that Management Securities shall not include any securities which have been sold to the public pursuant to a registration statement declared effective by the Commission or pursuant to Rule 144 promulgated by the Commission under the Securities Act. For purposes of this Agreement, the calculation of the number of Management Securities (to the extent such Securities are not Common Shares) shall be determined on an as-converted basis into Common Shares.

     "New Securities" means (i) any capital stock of the Corporation or any other securities or other obligations of the Corporation, including any equity or equity like profit participation rights, whether now authorized or not, (ii) any rights, options, or warrants to purchase any such capital stock or rights, or to purchase any securities of any type whatsoever that are, or may become, convertible into any such capital stock, and (iii) any securities of any type whatsoever that are, or may become convertible into any such capital stock or rights; provided, however that "New Securities" will not include (A) securities offered to the public pursuant to a registration statement under the Securities Act, (B) options or securities issued to, or securities issued upon exercise of options issued to officers, directors or employees of the Corporation, (C) securities issued upon conversion of the Series A Preferred Shares or the Warrants, (D) securities issued pursuant to the Securities Purchase Agreement,
(E) securities issued in connection with the acquisition of another corporation by the Corporation by merger, purchase of all or substantially all of such other corporation's assets, or by other reorganization whereby the Corporation ends up owning, directly or indirectly, greater than 50% of the voting power of such corporation, and/or (F) Common Stock issued upon exercise of options outstanding on the date hereof.

     "Person" means a natural person, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

     "Platinum" means Platinum Venture Partners I, L.P., a Delaware limited partnership.

     "Qualified Public Offering" has the meaning ascribed to it in Section 4.7 of ARTICLE FOURTH of the Certificate of Incorporation of the Corporation, as in effect on the date hereof.

     "Securities" means Common Shares or shares of capital stock or other securities directly or indirectly exercisable for or convertible into Common Shares; provided, however, that Securities shall not include any securities which have been sold to the public pursuant to a registration statement declared effective by the Commission or pursuant to Rule 144 promulgated by the Commission under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Series A Preferred Securities" means, at any time, (i) Series A Preferred Shares, (ii) Common Shares issued upon conversion of Series A Preferred Shares,
(iii) Warrants, (iv) Common Shares issued upon exercise of the Warrants and (v) Common Shares or other securities issued upon the conversion or in replacement of other Series A Preferred Securities. For purposes of this Agreement, the calculation of the number of Series A Preferred Securities shall be determined on an as-converted (or as exercised) basis into Common Shares.

     "Series A Preferred Shares" means those shares of Series A Convertible Participating Preferred Stock, par value $0.01 per share, of the Corporation duly issued and outstanding on the date hereof.

     "Warrants" means the warrants to purchase Common Stock issued pursuant to the Securities Purchase Agreement and any securities issued as a dividend or other distribution with respect to or in replacement of the Warrants.

     "Subsidiary" means, with respect to any corporation, any Person of which securities or other ownership interests representing more than 50% of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by such corporation or one or more Subsidiaries of such corporation or by such corporation and one or more Subsidiaries of such corporation.

     2. Disposition of Securities. No Holder of Management Securities will transfer, sell, convey, exchange or otherwise dispose of (herein referred to as a "disposition" or "to dispose of") such Management Securities, except in a Qualified Public Offering or in compliance with Sections 3 and 4 or as permitted by Section 5.

     3.   Right of First Refusal - Outstanding Management Securities.

          (a) Subject to the limitations of Section 2 hereof, if any Holder of Management Securities (the "Selling Management Holder") desires to dispose of any Management Securities in compliance with this Section, such Selling Management Holder will first give written notice (the "Management Securities Offer Notice") to the Corporation which will, within five (5) days of the date of receipt of such notice (the "Management Securities Offer Date"), send or deliver a copy of the Management Securities Offer Notice to each Holder of Series A Preferred Securities, to the effect that such Selling Management Holder wishes to dispose of such Management Securities (the "Offered Management Securities"), stating the price at and other material terms upon which such Selling Management Holder wishes to dispose of such Management Securities and offering to sell such Management Securities, in whole or in part (the "Management Securities Offer"), first to the Corporation, and then to the Holders of Series A Preferred Securities, pursuant to this Section, at the price and on the other material terms described in the Management Securities Offer Notice.

          (b) The Corporation may accept the Management Securities Offer in whole or indicate a desire to accept the Management Securities Offer in part by giving written notice thereof to the Selling Management Holder within fifteen (15) days of the Management Securities Offer Date.

          (c) In the event the Corporation does not accept the Management Securities Offer in its entirety as provided in subsection (b) of this Section, the Corporation will promptly notify in writing the Holders of the Series A Preferred Securities, and such Holders may elect to purchase, pro rata according to the number of Common Shares that would be held on an as-converted basis by each such Holder that wishes to purchase such securities, or in such other proportions as such Holders may agree upon, the Offered Management Securities with respect to which the Management Securities Offer has not then been accepted by the Corporation, by giving written notice to the Corporation and the Selling Management Holder within thirty (30) days of the Management Securities Offer Date. For example, assuming (for the purpose of this example only) (i) a Management Stockholder desires to dispose of 100 Management Securities, (ii) the Corporation purchases 10 of such Management Securities pursuant to paragraph (b) of this Section 3, (iii) Platinum is deemed to hold 40 of the 100 Common Shares that would be held (or deemed to be held) by each Holder of Series A Preferred Securities and (iv) all Holders of Series A Preferred Securities wish to purchase such Management Securities, then Platinum would be entitled to purchase 36 of the remaining 90 Management Securities pursuant to this Section 3 and the other Holders of Series A Preferred Securities would be entitled to purchase 54 Management Securities pro rata. Similarly, assuming (for the purpose of this example only) (i) a Management Stockholder desires as above to dispose of 100 Management Securities, (ii) the Corporation purchases as above 10 of said Management Securities pursuant to paragraph (b) of this Section 3, (iii) the Holders of 50 of the 100 Common Shares that would be held (or deemed to be held) by the Holders of Series A Preferred Securities wish to purchase such Management Securities, and (iv) Platinum holds 10 of such 50 Common Shares, then Platinum would be entitled to purchase 18 of the remaining 90 Management Securities hereunder and the other Holders of Series A Preferred Securities who wish to purchase such Management Securities would be entitled to purchase 72 Management Securities pro rata.

          (d) In the event that the Management Securities Offer has not been accepted in its entirety by the Corporation, or the other Holders of the Series A Preferred Securities, or both in accordance with this Section, the Selling Management Holder may dispose of all, and the Corporation and the other Holders of the Series A Preferred Securities shall not be entitled to purchase any of the Offered Management Securities, subject to the provisions of Section 4, to one or more purchasers who each agree in writing to be bound by the terms of this Agreement as a Management Stockholder and a Holder of Management Securities, on substantially the same terms stated in the Management Securities Offer Notice at any time up to one hundred (100) days after the Management Securities Offer Date. Thereafter, the provisions of this Section will again apply.

     4.   Take-Along.

          (a) After satisfying the requirements of Section 3 a Management Stockholder (the "Disposing Management Stockholder") may sell or transfer Management Securities in a transaction other than a Qualified Public Offering only to a transferee who purchases such Management Securities as part of a transaction in which a pro rata portion (as hereinafter defined) of the aggregate number of Securities being purchased by such transferee is being purchased from each Holder of Series A Preferred Securities who chooses to participate in such transaction. For purposes of the preceding sentence, "pro rata portion" means, with respect to any Holder of Series A Preferred Securities, the proportion equal to (a) the number of Common Shares held (or deemed held) by such Holder of Series A Preferred Securities divided by
     (b) the sum of (1) the number of Common Shares held (or deemed held) by all Holders of Series A Preferred Securities who choose to participate in such transaction and (2) the number of Common Shares held (or deemed held) by the Disposing Management Stockholder. Before a Disposing Management Stockholder accepts any offer for the sale of any Management Securities for which this Section is to apply, such Disposing Management Stockholder shall give written notice (the "Take-along Notice") to the Corporation (which shall, within five (5) days of the date of receipt of such notice (the "Take-along Notice Date"), send or deliver a copy of the Take-along Notice to each Holder of Series A Preferred Securities), stating the material terms of the offer. If a Holder of Series A Preferred Securities wishes to participate in such sale, such Holder of Series A Preferred Securities will give the Corporation and the Disposing Management Stockholder notice to such effect within twenty (20) days of the Take-along Notice Date. For example, assuming (for the purpose of this example only) (i) a Management Stockholder who holds (or is deemed to hold) 60 Common Shares wishes to dispose of 30 of such Common Shares, (ii) Platinum holds 40 of the 100 Common Shares held (or deemed held) by the Holders of participating Series A Preferred Securities, (iii) the other participating Holders of Series A Preferred Securities hold 60 of such 100 Common Shares, (iv), then Platinum would be entitled to sell 7.5 Common Shares hereunder, the participating Holders of Series A Preferred Securities would be entitled to sell 11.25 Common Shares hereunder, and the Management Stockholder would be entitled to sell 11.25 Common Shares hereunder.

          (b) In connection with any sale under this Section 4 in which Holders of Series A Preferred Securities elect to participate, the total consideration for any such transaction shall be allocated among the shares being sold by the Disposing Management Stockholder and the Series A Preferred Shares being sold such that an amount equal to the Liquidation Value of the Series A Preferred Shares (as defined in the Corporation's Certificate of Incorporation as in effect on the date hereof) being sold shall first be paid with respect to such Series A Preferred Shares and any remaining consideration shall be paid ratably for the Management Securities being sold and the number of shares of Common Stock into which the Series A Preferred Shares being sold are then convertible.

     5. Permitted Transfers. Any Holder of Management Securities may transfer such Management Securities without complying with Section 3 or Section 4, to Permitted Transferees who consent in a writing delivered to the Corporation to be bound by the terms of this Agreement as Management Stockholders. With respect to any Holder of Management Securities, "Permitted Transferee" means the Corporation, any other Management Stockholder, the spouse or lineal descendants of such Holder, any trust for the benefit of such Holder or the benefit of the spouse or lineal descendants of such Holder, any corporation or partnership in which such Holder, the spouse and the lineal descendants of such Holder are the direct and beneficial owners of all of the equity interests (provided such Holder, spouse and lineal descendants agree in writing to remain the direct and beneficial owners of all such equity interests), and the personal representative of such Holder upon such Holder's death for purposes of administration of such Holder's estate or upon such Holder's incompetency for purposes of the protection and management of the assets of such Holder.

     6. Pledges. No Holder of Management Securities will pledge or otherwise grant a security interest in any Management Securities.

     7. Confidentiality. Each Holder agrees to at all times hold in confidence and keep secret and inviolate all of the Corporation's confidential information, including, without limitation, all unpublished matters relating to the business, property, accounts, books, records, customers and contracts of the Corporation which such Holder may or hereafter come to know; provided, however, that any Holder may disclose any such information which has otherwise entered the public domain or as to which such Holder has obtained knowledge from sources other than the Corporation or the executive officers or directors of the Corporation (provided that such source is not bound by a confidentiality agreement with the Corporation) or which it is required to disclose to any governmental authority by law or subpoena or judicial process or in connection with a registered public offering under the Securities Act or a sale to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act or in a private sale which is permitted or not prohibited hereunder; provided further, however, that Platinum may disclose summary financial information and descriptive information pertaining to the Corporation to its limited partners in its routine reports.

     8.  Board of Directors.

         (a) Each of the Holders agrees to take all action necessary including, without limitation, the voting of its shares of stock of the Corporation, the execution of written consents, the calling of special meetings, the removal of directors, the filling of vacancies on the Board of Directors, the waiving of notice and the attending of meetings, so as to cause (i) the number of members of the Board of Directors to be nine and (ii) the Board of Directors of the Corporation to be at all times comprised of the following persons:

               (A) the Chief Executive Officer of the Corporation, who is Billy Prim as of the date hereof;

               (B) the President of the Corporation, who is Jeremiah Callahan as of the date hereof;

               (C) the Vice Chairman of the Corporation, who is Andrew Filipowski as of the date hereof;

               (D) the Chief Financial Officer of the Corporation, who is S. H. Fogleman, III, as of the date hereof (in the event that any two or more of the offices in clauses (A), (B), (C) and (D) of this Section 8(a) are filled by one person or are vacant, then such other senior executive officer(s) of the Corporation as the Holders of Common Shares may designate);

               (E) four persons designated by the Holders of Series A Preferred Securities, which four persons shall include two persons designated by Platinum; and

               (F) one person, who is not an employee or officer of the Corporation or any of its Subsidiaries and who has significant relevant industry experience, designated by a majority of the other members of the Board of Directors.

          (b) Notwithstanding the provisions of paragraph (a) of this Section, the Holders of Series A Preferred Securities shall possess all of the rights provided for in the Certificate of Incorporation of the Corporation, as in effect on the date hereof, upon the occurrence of an Event of Noncompliance (as defined therein) and the exercise of such rights shall not violate the provisions of this Section.

          (c) The Corporation shall hold quarterly meetings of the Board of Directors.

     9. Observation Rights. So long as Platinum or its nominee is a Holder of Series A Preferred Securities:

          (a) Platinum shall have the right to select, at any time and from time to time, one representative (the "Representative") to attend and observe each meeting of the Board of Directors and any other strategic planning or similar type meeting of the Board of Directors or trade shows or other similar events relating to the business of the Corporation and the Corporation shall pay or cause to be paid on behalf of the Corporation the reasonable out-of-pocket travel expenses incurred by such Representative in connection with his or her attendance at such meetings or events;


          (b) The Corporation shall give Platinum (i) at least 15 days' advance notice of each regular meeting of the Board of Directors and such advance notice as is reasonable under the circumstances to enable the Representative to attend each special or emergency meeting of the Board of Directors, (ii) on or prior to the date of each meeting of the Board of Directors, all information given to the directors of the Corporation at or in connection with such meeting, and (iii) as soon as available but in any event not later than 45 days after each meeting of the Board of Directors, copies of the minutes of such meeting. In the event that the Board of Directors shall act by unanimous written consent in lieu of a meeting, the Corporation shall give Platinum and the Representative a copy of such written consent at least five business days prior to the earlier of the adoption or effective date thereof, together with all information given to the directors of the Corporation in connection with such action; provided, however, that in the event immediate action is required to address an emergency situation, the Corporation shall be in compliance with this sentence if the Corporation shall send Platinum and the Representative a copy of such written consent and information by telecopier at the same time as such consent and information is sent to the members of the Board of Directors for their review and signature.

          (c) The Corporation shall comply with all provisions of its by-laws relating to meetings of the Board of Directors, including, without limitation, those relating to notice and to the time and date of meetings and action by written consent; and

          (d) The Representative shall have the right (but not the obligation) to consult with and advise the management of the Corporation at any time or from time to time, by telephone or in person, on such matters relating to the operation of the Corporation as the Representative shall deem appropriate (including, without limitation, matters regarding capital expenditures, acquisitions and management compensation).

     10. Compensation Committee. The Board of Directors and the Corporation will maintain a "Compensation Committee" which will be comprised of one director designated by Platinum and two directors designated by the Holders of Common Shares (the "Compensation Committee"). The Compensation Committee shall be responsible for and have authority to establish the compensation of the executive officers of the Corporation with the approval of the committee member who is designated by Platinum.

     11. Board Reimbursements. The Corporation shall reimburse all Persons serving as directors of the Corporation for their reasonable out-of-pocket expenses in connection with attending meetings of the Board of Directors and all committees thereof and all reasonable expenses otherwise incurred in fulfilling their duties as directors.

     12.  Right of First Refusal.

          (a) Each Holder of Series A Preferred Securities shall have the right of first refusal to purchase his, her or its proportionate number, or any lesser number, of any New Securities for which the Corporation has received a bona fide offer from a prospective purchaser and which the Corporation proposes to sell and issue to such purchaser. Each Holder of Series A Preferred Securities shall have rights of over-allotment such that, if any Holder of Series A Preferred Securities fails to exercise his, her or its rights hereunder to purchase his, her or its proportionate number of New Securities, the Holders of Series A Preferred Securities may purchase the non-purchasing Holder's portion on a pro rata basis within ten days from the date on which they receive written notice that such non-purchasing Holder has failed to exercise his, her or its right hereunder to purchase his, her or its proportionate number. For purposes of this Section, a Holder's "proportionate number" means the product obtained by multiplying the number of New Securities proposed to be sold and issued by a fraction, the numerator of which will be the number of Common Shares owned (or deemed owned) by such Holder of Series A Preferred Securities and the denominator of which will be the total number of Common Shares owned (or deemed owned) by all Holders of Series A Preferred Securities. For purposes of this Section, "pro rata" among the Holders of Series A Preferred Securities means in proportion to the number of Common Shares owned (or deemed owned) by such Holders of Series A Preferred Securities.

          (b) In the event the Corporation receives a bona fide offer for the purchase of New Securities from a prospective purchaser and the Corporation proposes to sell and issue such New Securities, the Corporation will submit to each Holder of Series A

     Preferred Securities written notice identifying the prospective purchaser and describing the New Securities and the price and terms upon which the Corporation would issue and sell the same, and setting forth the total number of New Securities to be issued and sold and such Holder's proportionate number. Each such Holder of Series A Preferred Securities will have fifteen (15) days from the date of receipt of any notice to agree to purchase his, her or its proportionate number or any lesser number of such New Securities, for the price and upon the terms specified in the notice by giving written notice to the Corporation and stating therein the quantity of New Securities to be purchased. If two or more types of New Securities are to be issued or New Securities are to be issued together with other types of securities, including, without limitation, debt securities, in a single transaction or related transactions, the rights to purchase New Securities granted to Holders of Series A Preferred Securities under this Section must be exercised to purchase all types of New Securities and such other securities in the same proportion as such New Securities and other securities are to be issued by the Corporation.

          (c) In the event the Holders of Series A Preferred Securities fail to exercise the right of first refusal within said 15-day period and after the expiration of the 10-day period for the exercise of over-allotment rights pursuant to subsection (a) above, with respect to all the New Securities, the Corporation will have 90 days thereafter to sell or enter into a binding and unconditional agreement (pursuant to which the sale of New Securities covered thereby will be, and is, consummated within 90 days from the date of said agreement) to sell the New Securities as to which such Holders' right was not exercised, to the prospective purchaser identified in, and at the price and upon the terms specified in, the Corporation's notice. In the event the Corporation has not sold such New Securities within said 90-day period (or sold and issued such new Securities in accordance with the foregoing within 90 days from the date of said agreement), the Corporation will not thereafter issue or sell any New Securities to a prospective purchaser without first offering such New Securities to the Holders of Series A Preferred Securities in the manner provided above.

     13. Execution. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and such counterparts together will constitute one instrument.

     14.  Subsequent Management Stockholders.

          (a) The Corporation will not issue or sell any Securities to any employee or officer of the Corporation who, after giving effect to such issuance or sale, owns, directly or indirectly, one percent (1%) or more of the outstanding Securities of the Corporation (on a fully diluted basis), unless such employee or officer agrees in writing to be bound by the terms of this Agreement as a Management Stockholder and a Holder of Management Securities. Upon the delivery to the Corporation of such written consent, such officer or employee shall be bound by and entitled to the benefits of this Agreement in such capacity.

     15. Legend. The Corporation will stamp or imprint each certificate or other instrument representing Securities, throughout the term of this Agreement, with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS, INCLUDING, AMONG OTHERS, RESTRICTIONS ON VOTING AND TRANSFER, SET FORTH IN A CERTAIN SHAREHOLDERS' AGREEMENT DATED AS OF DECEMBER 1, 1994, A COPY OF WHICH IS AVAILABLE AT THE PRINCIPAL OFFICE OF BLUE RHINO CORPORATION."

     16. Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages will not be an adequate remedy for any breach of the provisions of this Agreement and that an party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without the necessity of posting a bond) in order to enforce or prevent any violations of the provisions of this Agreement.

     17. Notices. Any notices desired, required or permitted to be given hereunder shall be delivered personally or mailed, certified or registered mail, return receipt requested, or delivered by overnight courier service, to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, five days after mailing, if mailed, or one business day after delivery to the overnight courier service, if delivered by overnight courier service:

          If to the Corporation, to:

               Blue Rhino Corporation
               104 Cambridge Park
               Winston-Salem, North Carolina 27104
               Attention: Billy Prim, Chief Executive Officer

          with a copy to:

               House Law Firm
               P.O. Drawer 26015
               Winston-Salem, North Carolina 27114-6015
               Attention: Don R. House, Esq.

     If to the Holders of Management Securities; to the addresses set forth on the stock record books of the Corporation.

     If to the Holders of Series A Preferred Securities, to the addresses set forth on the stock record books of the Corporation.

          With a copy to:

               Katten Muchin & Zavis
               525 W. Monroe Street, Suite 1600
               Chicago, Illinois 60661
               Attention: Matthew S. Brown, Esq.

          18. Amendments and Waivers. The provisions of this Agreement may be amended upon the written agreement of the Corporation, the Holder or Holders of two-thirds of the Series A Preferred Securities and the Holder or Holders of a majority of the Management Securities. Any waiver, permit, consent or approval of any kind or character on the part of any Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

          19. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, and each transferee of all or any portion of the Securities held by the parties hereto, whether so expressed or not.

          20. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          21. Governing Law. All questions concerning the construction, validity and interpretation of, and the performance of the obligations imposed by, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and wholly to be performed in that state.

          22. Termination of this Agreement. Except as otherwise provided herein, this Agreement shall terminate upon the earlier of (a) the date on which less then 10% of the Series A Preferred Securities at any time issued shall remain outstanding or (b) the closing of a Qualified Public Offering.

          23. References to Sections; Headings. References to Sections shall be references to Sections in this Agreement, unless otherwise indicated. Section headings are for reference only and shall not be given meaning in interpreting this Agreement.

     This Shareholders' Agreement was executed as of the date first set forth above.

                                       Signature

                                       CORPORATION:

                                       BLUE RHINO CORPORATION
                                            By: /s/ BILLY PRIM
                                            ------------------
                                            Billy Prim, Chief Executive Officer

                                       INVESTORS:

                                       PLATINUM VENTURE PARTNERS I, L.P.
                                            By: PLATINUM VENTURE PARTNERS, INC.
                                                 By: /s/ MICHAEL SANTER
                                                 ----------------------
                                                 Michael Santer, Vice President

                                       /s/ ANDREW J. FILIPOWSKI
                                       -------------------------
                                       Andrew J. Filipowski

                                       /s/ CRAIG J. DUCHOSSOIS
                                       -----------------------
                                       Craig J. Duchossois

                                       /s/ BOBBY SLATE
                                       ---------------
                                       Bobby Slate

                                       /s/ JAMES R. HARDIN
                                       -------------------
                                       James R. Hardin

                                       /s/ ROBERT F. STEEL & JENNIFER STEEL
                                       ------------------------------------
                                       Robert F. Steel & Jennifer Steel JTWROS

                                       /s/ THOMAS E. GLEITSMAN
                                       -----------------------
                                       Thomas E. Gleitsman

                                       /s/ TOM AUSTIN
                                       --------------
                                       Tom Austin

                                       /s/ RAY MAYNARD
                                       ---------------
                                       Ray Maynard

                                       /s/ ROBERT L. JACOBS
                                       --------------------
                                       Robert L. Jacobs

                                       /s/ FRANK MURNANE, SR.
                                       ----------------------
                                       Frank Murnane, Sr.

                                       /s/ FRANK MURNANE, JR.
                                       ----------------------
                                       Frank Murnane, Jr.

                                       GABRIEL, INC.
                                            By: /s/ JIMMY LIAUTAUD
                                            ----------------------
                                            Jimmy Liautaud, Director

                                       /s/ JAMES ALAN BOOE
                                       -------------------
                                       James Alan Booe

                                       /s/ JOE WALLACE
                                       ---------------
                                       Joe Wallace

                                       /s/ LENNARD CARLSON
                                       -------------------
                                       Lennard Carlson

                                       /s/ RICHARD CARLSON
                                       -------------------
                                       Richard Carlson

                                       /s/ BAXTER KIGER
                                       ----------------
                                       Baxter Kiger

                                       /s/ PETER VITULLI
                                       -----------------
                                       Peter Vitulli

                                       /s/ BARRY SYLVESTER
                                       -------------------
                                       Barry Sylvester

                                       /s/ JAMES BARZYK
                                       ----------------
                                       James Barzyk

                                       /s/ ALEXANDER DANZBERGER
                                       ------------------------
                                       Alexander Danzberger

                                       COLE TAYLOR BANK CUSTODIAN FBO
                                       ARTHUR FRIGO IRA #8417
                                            By: /s/ NORMA E. COLON
                                            ----------------------
                                            Norma E. Colon, Trust Officer, IRA

                                       HUIZENGA CAPITAL MANAGEMENT
                                            By: /s/ PETER H. HUIZENGA
                                            -------------------------
                                            Peter H. Huizenga, Sole Proprietor

                                       PETER H. HUIZENGA TESTAMENTARY TRUST
                                            By: /s/ PETER H. HUIZENGA
                                            -------------------------
                                            Peter H. Huizenga, Trustee

                                   /s/ BILLY PRIM
                                   --------------
                                   Billy Prim

                                   KIMBERLY FAMILY DISCRETIONARY TRUST
                                     By: /s/ CRAIG J. DUCHOSSOIS
                                     ---------------------------
                                     Craig J. Duchossois, Trustee

                                   /s/ EDWARD A. FORTINO & DAYLE
                                   -----------------------------
                                   DUCHOSSOIS-FORTINO
                                   ------------------
                                   Edward A. Fortino & Dayle Duchossois-Fortino
                                   JTWROS

                                   MANAGEMENT STOCKHOLDERS:

                                   /s/ BILLY PRIM
                                   --------------
                                   Billy D. Prim

                                   /s/ ANDREW J. FILIPOWSKI
                                   ------------------------
                                   Andrew J. Filipowski

                                   /s/ DEBBIE W. PRIM
                                   ------------------
                                   Debbie W. Prim

                                   /s/ MAYO M. MCCORMICK
                                   ---------------------
                                   Mayo M. McCormick

                                   /s/ JEANNIE CANNON
                                   ------------------
                                   Jeannie Cannon

                                   /s/ LUANNE HOLDEN
                                   -----------------
                                   Luanne Holden

                                   /s/ CHRIS HOLDEN
                                   ----------------
                                   Chris Holden

                                   DEBBIE W. PRIM, TRUSTEE FOR SARKANDA
                                   U. WESTMORELAND
                                        By: /s/ DEBBIE W. PRIM
                                        ----------------------
                                        Debbie W. Prim, Trustee

                                   DEBBIE W. PRIM, TRUSTEE FOR ANTHONY
                                   G. WESTMORELAND
                                        By: /s/ DEBBIE W. PRIM
                                        ----------------------
                                        Debbie W. Prim, Trustee

                              /s/ VERONICA CHAMPNEY
                              ---------------------
                              Veronica Champney

                              /s/ JENNIFER R. FILIPOWSKI
                              --------------------------
                              Jennifer R. Filipowski

                              ANDREW J. FILIPOWSKI, TRUSTEE FOR
                              ANDREW E. FILIPOWSKI
                                  By:  /s/ ANDREW J. FILIPOWSKI
                                  -----------------------------
                                  Andrew J. Filipowski, Trustee

                              VERONICA CHAMPNEY, TRUSTEE FOR
                              ALEXANDRIA FILIPOWSKI
                                  By:  /s/ VERONICA CHAMPNEY
                                  --------------------------
                                  Veronica Champney, Trustee

                              VERONICA CHAMPNEY, TRUSTEE FOR
                              JAMES MEADOWS
                                  By:  /s/ VERONICA CHAMPNEY
                                  --------------------------
                                  Veronica Champney, Trustee

                              ANGELL FAMILY LIMITED PARTNERSHIP
                                  By: ANGELL FAMILY COMPANY
                                      By:  /s/ DON G. ANGELL
                                      ----------------------
                                      Don G. Angell, President

                              /s/ TOM AUSTIN
                              --------------
                              Tom Austin

                              /s/ JEREMIAH CALLAHAN
                              ---------------------
                              Jeremiah Callahan

                              /s/ CRAIG ERBLAND
                              -----------------
                              Craig Erbland

                              /s/ S.H. FOGELMAN, III
                              ----------------------
                              S.H. Fogleman, III

                              /s/ JIM MIZELLE
                              ---------------
                              Jim Mizelle

                              /s/ DOUG MELE
                              -------------
                              Doug Mele

                              /s/ STEVE RASH
                              --------------
                              Steve Rash

                              /s/ BAXTER KIGER
                              ----------------
                              Baxter Kiger

                                  Schedule 1

                                   Investors
                                   ---------

Plantinum Venture Partners I, L.P.
Andrew J. Filipowski
Craig Duchossois
Bobby Slate
James R. Hardin
Robert F. Steel & Jennifer Steel JTWROS
Thomas E. Gleitsman
Tom Austin
Ray Maynard
Robert L. Jacobs
Frank Murnane, Sr.
Frank Murnane, Jr.
Gabriel, Inc. (c/o Jimmy Liautaud)
James Alan Booe
Joe Wallace
Lennard Carlson
Richard Carlson
Baxter Kiger
Peter Vitulli
Barry Sylvester
James Barzyk
Alexander Danzberger
Cole Taylor Bank Custodian FBO Arthur Frigo IRA #8417
Huizenga Capital Management
Peter H. Huizenga Testamentary Trust
Billy Prim
Kimberly Family Discretionary Trust (c/o Craig Duchossois)
Edward A. Fortino & Dayle Duchossois-Fortino JTWROS

                                   Schedule 2
                            Management Stockholders

Billy D. Prim
Andrew J. Filipowski
Debbie W. Prim
Mayo M. McCormick
Jeannie Cannon
Luanne Holden
Chris Holden
Debbie W. Prim, Trustee for Sarkanda U. Westmoreland
Debbie W. Prim, Trustee for Anthony G. Westmoreland
Veronica Champney
Jennifer R. Filipowski
Andrew J. Filipowski, Trustee for Andrew E. Filipowski
Veronica Champney, Trustee for Alexandria Filipowski
Veronica Champney, Trustee for James Meadows
Angell Family Limited Partnership (c/o Don G. Angell)
Tom Austin
Jeremiah Callahan
Craig Erbland
S.H. Fogleman, III
Jim Mizelle
Doug Mele
Steve Rash
Baxter Kiger